UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 5, 2022

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16100 N. 71st Street, Suite 400

Scottsdale, Arizona 85254

(Address of principal executive offices)

(480) 564-5700

(Registrant’s telephone number, including area code)

350 South Grand Avenue, Suite 5100

Los Angeles, California 90071

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 11, 2022, Reliance Steel & Aluminum Co. (the “Company”) announced that James D. Hoffman will retire as the Company’s Chief Executive Officer (the “CEO”) at the end of the Company’s fiscal year on December 31, 2022. Mr. Hoffman will remain with the Company in a non-executive officer role serving as Senior Advisor to the CEO through December 31, 2023. Mr. Hoffman will continue to serve on the Company’s Board of Directors (the “Board”).

The Company also announced current President, Karla R. Lewis, will succeed Mr. Hoffman as CEO effective January 1, 2023. These changes are occurring as part of a deliberate and long-planned leadership succession process.

Mrs. Lewis (age 56) has served as a member of the Board and as President since January 15, 2021. Mrs. Lewis joined the Company in 1992 as Corporate Controller and has held various positions of increasing responsibility since then including serving as Chief Financial Officer from 1992 until her promotion to President in 2021. She was promoted to Senior Vice President in 2000, Executive Vice President in 2002 and Senior Executive Vice President in 2015. For four years prior to joining the Company, Mrs. Lewis, a certified public accountant (inactive), was employed by Ernst & Young LLP (Ernst & Whinney) in various professional staff positions. Mrs. Lewis has been a member of the board of directors of The Goodyear Tire & Rubber Company since April 2021.

As President and CEO, Mrs. Lewis will receive an annual base salary of $1,200,000 and will continue to be eligible to receive an annual non-equity incentive plan award with a target award of 150% of her base salary.  Mrs. Lewis will receive equity compensation awards as determined by the Compensation Committee of the Board. Mrs. Lewis has no family relationships with any director or other executive officer of the Company and has no related person transactions with the Company.

As Senior Advisor to the CEO, Mr. Hoffman’s base salary will be reduced to $1,100,000 in 2023.  Mr. Hoffman will not be eligible to receive an equity compensation award in 2023 but will be eligible to receive an annual non-equity incentive plan award with a target award of 150% of his base salary.

* * *

A copy of the press release issued by the Company making the announcements referenced above is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 11, 2022 (included herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: October 11, 2022	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

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